December 20, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@db.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 15, 2001
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)	              File Number)   identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                                 63141
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (314) 523-3000

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c).	Exhibits.
Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            December 15, 2001 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-2 Distribution Financial Services Marine Trust 1999-2 December 15, 2001 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            December 15, 2001 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 December 15, 2001 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          December 20, 2001

By: 		   /s/ Richard C. Goldman
Name:          Richard C. Goldman
Title:         Vice President




EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:               10-Dec-01
Determination Date:            14-Dec-01
Monthly Payment Date:          17-Dec-01
Collection Period Ending:      30-Nov-01

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                               17,937,635.58
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    196,988.73
    Current Monthly Interest Shortfall/Excess                                                                        -188,151.44
    Recoup of Collection Expenses                                                                                      -7,547.96
    Amount of Withdrawal, if any, from Reserve Account                                                                 78,358.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   18,017,282.91

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    3,588,257.18
    Amount of Interest Payments Received During the Collection Period                                               3,776,408.62
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                         -188,151.44

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             9,926,255.80
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              10,239,284.98
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                  78,358.00
    Reserve Account Investment Earnings                                                                                19,463.63
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -254,134.81
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)           10,239,284.98
    Total Ending Reserve Balance                                                                                    9,926,255.80

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      3,776,408.62
    Scheduled Principal Payments Received                                                                           3,299,859.07
    Principal Prepayments Received                                                                                 10,861,367.89
    Total Interest and Principal Payments Received                                                                 17,937,635.58

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   214,183.29
    minus  Reasonable Expenses                                                                                         17,194.56
    Net Liquidation Proceeds                                                                                          196,988.73
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     196,988.73

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   18,134,624.31
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  511,964,248.85
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      213,318.44
                                                                                                                        1,041.67
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  511,964,248.85
    Pool Balance as of the Current Accounting Date                                                                496,312,789.85
    Age of Pool in Months                                                                                                     33

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        506,844,606.36
    Aggregate Note Balance as of Current Accounting Date                                                          491,349,661.95

b)
<VAPTION>
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             102               3,624,780.36         0.730%
    60-89 Days Delinquent             27                1,481,970.92         0.299%
    90-119 Days Delinquent            31                1,127,848.14         0.227%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           25                1,490,232.04         0.300%
    Cumulative Defaults               637              23,749,704.15         4.785%

    Current Month Realized Losses                                                                                   1,456,770.04
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.146%
    Preceding Realized Losses                                                                                         565,687.77
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.057%
    Second Preceding Realized Losses                                                                                1,065,554.15
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.107%
    Cumulative Realized Losses                                                                                     21,139,601.98
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.114%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
                                                                                                                      0.49631110
                                                                                                                      0.49134966
a)                                                                                                                          0.00
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                         214,294.38
    Class A-4                                                                                                         937,524.40
    Class A-5                                                                                                         794,616.95
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              45,114,606.36         15,494,944.41     29,619,661.95
    Class A-4                                                             192,642,000.00                  0.00    192,642,000.00
    Class A-5                                                             159,722,000.00                  0.00    159,722,000.00
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                    156,514.59
                                                                                                                     -234,872.59


VIIIPOOL STATISTICS
                                                                                                                          8.81%
                                                                                                                             139
TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       18,017,282.91
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                18,018,324.58

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                    0.00



EX-2

DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:               10-Dec-01
Determination Date:            14-Dec-01
Monthly Payment Date:          17-Dec-01
Collection Period Ending:      30-Nov-01

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                               10,609,604.03
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    385,462.95
    Current Monthly Interest Shortfall/Excess                                                                         -63,522.57
    Recoup of Collection Expenses                                                                                      -2,132.87
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   10,929,411.54

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,985,386.12
    Amount of Interest Payments Received During the Collection Period                                               2,048,908.69
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -63,522.57

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%        11,576,619.90
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              11,939,453.97
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                21,740.14
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -384,574.21
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          11,939,453.97
    Total Ending Reserve Balance                                                                                   11,576,619.90

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      2,048,908.69
    Scheduled Principal Payments Received                                                                           1,590,937.12
    Principal Prepayments Received                                                                                  6,969,758.22
    Total Interest and Principal Payments Received                                                                 10,609,604.03

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   439,606.53
    minus  Reasonable Expenses                                                                                         54,143.58
    Net Liquidation Proceeds                                                                                          385,462.95
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     385,462.95

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   10,995,066.98
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  298,486,349.30
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      124,369.31
                                                                                                                        1,041.67
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  298,486,349.30
    Pool Balance as of the Current Accounting Date                                                                289,415,497.48
    Age of Pool in Months                                                                                                     31

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        292,516,622.31
    Aggregate Note Balance as of Current Accounting Date                                                          283,627,187.53

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             70                2,895,326.81         1.000%
    60-89 Days Delinquent             16                 714,108.77          0.247%
    90-119 Days Delinquent             8                 286,616.71          0.099%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           11                 510,156.48          0.176%
    Cumulative Defaults               206               9,267,514.91         3.202%



    Current Month Realized Losses                                                                                     418,813.51
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.076%
    Preceding Realized Losses                                                                                         311,955.59
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.057%
    Second Preceding Realized Losses                                                                                  469,256.61
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.085%
    Cumulative Realized Losses                                                                                      8,769,924.15
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.595%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.52620989
                                                                                                                      0.51568580

a)                                                                                                                    124,369.31
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                          45,755.08
    Class A-3                                                                                                         558,666.50
    Class A-4                                                                                                         357,517.80
    Class A-5                                                                                                         299,946.45
    Class B                                                                                                           190,575.00
    Class C                                                                                                           139,516.67


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                               9,181,622.31          8,889,434.78        292,187.53
    Class A-3                                                             108,129,000.00                  0.00    108,129,000.00
    Class A-4                                                              66,207,000.00                  0.00     66,207,000.00
    Class A-5                                                              53,999,000.00                  0.00     53,999,000.00
    Class B                                                                33,000,000.00                  0.00     33,000,000.00
    Class C                                                                22,000,000.00                  0.00     22,000,000.00


c)                                                                                                                    181,417.04
                                                                                                                      142,212.91


VIIIPOOL STATISTICS

                                                                                                                           8.25%
                                                                                                                             162


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       10,605,781.59
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                10,606,823.26

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              323,629.95



EX-3

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:               10-Dec-01
Determination Date:            14-Dec-01
Monthly Payment Date:          17-Dec-01
Collection Period Ending:      30-Nov-01

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                6,288,570.34
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    166,086.64
    Current Monthly Interest Shortfall/Excess                                                                         -76,483.90
    Recoup of Collection Expenses                                                                                      -7,342.75
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    6,370,830.33

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,622,215.51
    Amount of Interest Payments Received During the Collection Period                                               1,698,699.41
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -76,483.90

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             4,453,921.83
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               4,556,947.06
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 8,598.57
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -111,623.80
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           4,556,947.06
    Total Ending Reserve Balance                                                                                    4,453,921.83


IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,698,699.41
    Scheduled Principal Payments Received                                                                           1,441,054.66
    Principal Prepayments Received                                                                                  3,148,816.27
    Total Interest and Principal Payments Received                                                                  6,288,570.34

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   180,350.00
    minus  Reasonable Expenses                                                                                         14,263.36
    Net Liquidation Proceeds                                                                                          166,086.64
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     166,086.64

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    6,454,656.98
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  227,847,352.76
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       94,936.40

                                                                                                                          708.33


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  227,847,352.76
    Pool Balance as of the Current Accounting Date                                                                222,696,091.49
    Age of Pool in Months                                                                                                     29

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        225,568,879.23
    Aggregate Note Balance as of Current Accounting Date                                                          220,469,130.58

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             61                2,257,928.09         1.014%
    60-89 Days Delinquent             15                 589,506.05          0.265%
    90-119 Days Delinquent            11                 445,746.17          0.200%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           13                 561,390.34          0.252%
    Cumulative Defaults               212               7,593,940.56         3.410%



    Current Month Realized Losses                                                                                     515,913.65
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.138%
    Preceding Realized Losses                                                                                         246,669.31
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.066%
    Second Preceding Realized Losses                                                                                  118,361.15
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.032%
    Cumulative Realized Losses                                                                                      7,174,250.29
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.916%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.59459985
                                                                                                                      0.58865389

a)                                                                                                                        551.63
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                         159,007.89
    Class A-4                                                                                                         479,952.67
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              29,674,879.23          5,099,748.65     24,575,130.58
    Class A-4                                                              86,608,000.00                  0.00     86,608,000.00
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00


c)                                                                                                                     51,512.62
                                                                                                                      -51,512.62


VIIIPOOL STATISTICS

                                                                                                                           8.88%
                                                                                                                             146


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        6,370,830.33
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 6,371,538.66

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                    0.00



EX-4

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:               10-Dec-01
Determination Date:            14-Dec-01
Monthly Payment Date:          17-Dec-01
Collection Period Ending:      30-Nov-01

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                 10,473,252.06
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                            0.00
    Current Monthly Interest Shortfall/Excess                                                                           -70,716.69
    Recoup of Collection Expenses                                                                                             0.00
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     10,402,535.37

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      3,937,884.66
    Amount of Interest Payments Received During the Collection Period                                                 4,008,601.35
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -70,716.69

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 1,323,668.00
    Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)                    0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                         0.00
    Reserve Account Investment Earnings                                                                                     348.30
    Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account                         0.00
    Amount has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             1,323,668.00
    Total Ending Reserve Balance                                                                                      1,324,016.30


IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                        4,008,601.35
    Scheduled Principal Payments Received                                                                             2,281,266.96
    Principal Prepayments Received                                                                                    4,183,383.75
    Total Interest and Principal Payments Received                                                                   10,473,252.06

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                           0.00
    minus  Reasonable Expenses                                                                                                0.00
    Net Liquidation Proceeds                                                                                                  0.00
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

c)
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00
                                                                                                                     10,473,252.06
V.  CALCULATION OF SERVICING AND TRUSTEE FEES
                                                                                                                    529,467,225.18
    multiplied by Servicer Fee Rate                                                                                          0.75%
    divided by Months per Year                                                                                                   0
                                                                                                                        330,917.02
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                            529,467,226.64
    Pool Balance as of Preceding Accounting Date                                                                    529,467,225.18
    Pool Balance as of the Current Accounting Date                                                                  523,002,574.47
    Age of Pool in Months                                                                                                        1

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                          542,700,000.00
    Aggregate Note Balance as of Current Accounting Date                                                            533,857,530.70

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             33                 805,318.65          0.154%
    60-89 Days Delinquent              0                    0.00             0.000%
    90-119 Days Delinquent             0                    0.00             0.000%
    120+ Days Delinquent               0                    0.00             0.000%
    Defaults for Current Period        0                    0.00             0.000%
    Cumulative Defaults                0                    0.00             0.000%

    Current Month Realized Losses                                                                                             0.00
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.000%
    Preceding Realized Losses                                                                                                 0.00
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.000%
    Second Preceding Realized Losses                                                                                          0.00
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.000%
    Cumulative Realized Losses                                                                                                0.00
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        0.000%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.98779019
                                                                                                                        0.98370652

a)                                                                                                                      330,917.02
                                                                                                                              0.00

b)
    Class A-1                                                                                                           266,490.00
    Class A-2                                                                                                           109,350.00
    Class A-3                                                                                                           213,300.00
    Class A-4                                                                                                           269,325.00
    Class A-5                                                                                                           223,923.25
    Class B                                                                                                              63,753.45
    Class C                                                                                                              31,796.10
    Class D                                                                                                              51,211.25

                                                                                          Noteholders' Monthly
                                                                           Beginning     Principal Distributable      Ending
                                                                            Balance              Amount               Balance
    Class A-1                                                             189,000,000.00             8,842,469.30   180,157,530.70
    Class A-2                                                              54,000,000.00                     0.00    54,000,000.00
    Class A-3                                                              90,000,000.00                     0.00    90,000,000.00
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00


c)                                                                                                                            0.00


VIIIPOOL STATISTICS

                                                                                                                             9.10%
                                                                                                                               177


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              10,402,535.37


TOTAL WIRE TO HSBC                                                                                                   10,402,535.37

Amount Due To Servicer                                                                                                        0.00
